UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2025

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., Suite 400,
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of September 30, 2025, the Company filed a Second Amended and Restated Certificate of Designation of the Class C Convertible Preferred Stock (the “Second Amended Certificate”) with the Delaware Secretary of State and in accordance with the Delaware General Corporation Law. The Second Amended Certificate amends the Amended and Restated Certificate of Designation of the Class C Convertible Preferred Stock, par value of $0.0001 per share, (the “Class C Stock”) of Limitless X Holdings Inc. filed by the Company with the Delaware Secretary of State on January 9, 2025 (the “First Amended Certificate”). The Second Amended Certificate serves to (i) change the liquidation preference of the Class C Stock so that the Class C Stock shall only be entitled to liquidation rights as required by law, and (ii) removes conversion rights of the Class C Stock in connection with a Liquidation Event (as that term is defined in the First Amended Certificate). Except as noted herein, the Second Amended Certificate does not change any of the voting powers, designations, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the Class C Stock set forth in the First Amended Certificate.

The Company believes that this change, which is subject to review by our independent auditors, will enable the Company to reclassify the Class C Stock as permanent equity rather than mezzanine equity.

The foregoing is only a summary of the material terms of the Second Amended Certificate and does not purport to be a complete description of the rights, preferences, qualifications, limitations or restrictions of the Class C Stock. The summary herein of changes to the First Amended Certificate is qualified in its entirety by reference to (i) the Company’s Form 8-K, and Exhibit 3.1 attached thereto, filed on January 15, 2025, and (ii) the Second Amended Certificate, which is filed as Exhibit 3.1 on this Current Report. Each of (i) and (ii) is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

3.1	Second Amended and Restated Certificate of Designation of the Class C Convertible Preferred Stock of Limitless X Holdings Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limitless X Holdings Inc.

Date: October 7, 2025	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer